UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 2010


                                  WARP 9, INC.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)

         0-13215                                          30-0050402
 ----------------------                      -----------------------------------
(Commission File Number)                    (I.R.S. Employee Identification No.)


        6500 HOLLISTER AVENUE, SUITE 120, SANTA BARBARA, CALIFORNIA 93117
        ----------------------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)

                 Registrant's telephone number: (805) 964-3313


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b)).

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))
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                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS.............................1

SECTION 2.   FINANCIAL INFORMATION............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS...................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS.........1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT..............................1

             SECTION  5.2  Departure  of  Directors  or  Certain  Officers,
             Election  of  Directors,   Appointment  of  Certain  Officers,
             Compensatory Arrangements of Certain Officers....................1

SECTION 6.   [RESERVED].......................................................1

SECTION 7.   REGULATION FD....................................................1

SECTION 8.   OTHER EVENTS.....................................................1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ...............................2

SIGNATURES....................................................................2

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         Effective June 8, 2010, Harinder Dhillon resigned as the President, Chief Executive Officer and as a director of Warp 9, Inc., a Nevada corporation, and Warp 9, Inc., a Delaware corporation. Effective June 8, 2010, William E. Beifuss, Jr., the current Chairman of the Board of Directors of Warp 9, Inc., was appointed to be the President and Chief Executive Officer of Warp 9, Inc. to replace Mr. Dhillon. At this time no compensation other than one dollar per year and reimbursement of expenses has been established as salary for Mr. Beifuss' service as the President and Chief Executive Officer of the Company.


SECTION 6.  [RESERVED]


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.


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



SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  None.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             WARP 9, INC.
                                 ----------------------------------
                                            (Registrant)

Date: June 14, 2010

                                 /s/  William E. Beifuss, Jr.
                                 ----------------------------------
                                 William E. Beifuss, Jr., President












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